Basic and Diluted Net (Loss) Income Per Share	9 Months Ended
Sep. 30, 2013
Basic and Diluted Net (Loss) Income Per Share
Basic and Diluted Net (Loss) Income Per Share

3.              Basic and Diluted Net (Loss) Income Per Share

Holding presents both basic (loss) earnings per share (“EPS”) and diluted EPS.  Basic EPS excludes potential dilution and is computed by dividing “Net (loss) income” by the weighted-average number of common shares outstanding for the period.  Diluted EPS reflects the potential dilution that could occur if stock awards were exercised.  The potential dilution from stock awards was computed using the treasury stock method based on the average market value of Holding’s common stock.  The following table presents EPS amounts for all periods and the basic and diluted weighted-average shares outstanding used in the calculation.

	Quarter ended September 30,		Nine months ended September 30,
	2013	2012	2013	2012
Net (loss) income	$(7,663)	$15,209	$(1,913)	$28,842

Weighted-average common shares outstanding — common stock:
Basic	157,282,885	130,230,634	139,969,940	130,219,651
Dilutive impact of stock awards outstanding	—	3,233,248	—	2,260,170
Diluted	157,282,885	133,463,882	139,969,940	132,479,821

Earnings per share — common stock:
Basic net (loss) income per common share	$(0.05)	$0.12	$(0.01)	$0.22
Diluted net (loss) income per common share	$(0.05)	$0.11	$(0.01)	$0.22

Holding had a net loss for the three and nine month periods ended September 30, 2013, therefore, the effect of stock awards to purchase common stock of 6,088,252 and 8,663,107, respectively, is excluded from the computations of diluted loss per share since the effect is anti-dilutive.  As of September 30, 2012, there was no stock awards of common stock outstanding excluded from the weighted-average common shares outstanding above.